UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015 (October 2, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 651-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Twinlab Consolidated Holdings, Inc. (the “Company”) filed on October 8, 2015 (the “Report”) in connection with the consummation of the acquisition by Twinlab Consolidation Corporation, a wholly-owned subsidiary of the Company, of all of the outstanding equity of Organic Holdings LLC. The purpose of this amendment is to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro-forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Incorporated herein by reference to Item 2.01 of the Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The following are filed herewith:

•	Audited consolidated financial statements of Organic Holdings LLC and subsidiaries for the years ended December 31, 2014 and 2013.
•	Unaudited condensed consolidated financial statements of Organic Holdings LLC and subsidiaries for the nine months ended September 30, 2015 and 2014.

(b)	Pro Forma Financial Information.

The following are filed herewith:

•	Unaudited pro forma combined balance sheets as of September 30, 2015.
•	Unaudited pro forma combined statements of loss for the year ended December 31, 2014.
•	Unaudited pro forma combined statements of loss for the nine months ended September 30, 2015.

(d)	Exhibits.

Exhibit 10.103	Unit Purchase Agreement, dated as of September 2, 2014, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 10.104	Amendment No. 1 to Unit Purchase Agreement, dated as of July 17, 2015, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 10.105	Employment Agreement, dated as of October 2, 2015, between Twinlab Consolidation Corporation and Naomi L. Balcombe (Filed as an exhibit to the Report and incorporated herein by reference).

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Exhibit 99.1	Audited consolidated financial statements of Organic Holdings LLC and its subsidiaries for the years ended December 31, 2014 and 2013.

Exhibit 99.2	Unaudited condensed consolidated financial statements of Organic Holdings LLC and its subsidiaries for the nine months ended September 30, 2015 and 2014.

Exhibit 99.3	Unaudited condensed combined pro forma information of Twinlab Consolidated Holdings, Inc. and subsidiaries and Organic Holdings LLC and subsidiaries as of September 30, 2015, for the year ended December 31, 2014 and for the nine months ended September 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By: /s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

Date: December 18, 2015

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements of Organic Holdings LLC and its subsidiaries for the years ended December 31, 2014 and 2013

99.2	Unaudited condensed consolidated financial statements of Organic Holdings LLC and its subsidiaries for the nine months ended September 30, 2015 and 2014

99.3	Unaudited condensed combined pro forma financial information of Twinlab Consolidated Holdings, Inc. and subsidiaries and Organic Holdings LLC and subsidiaries as of September 30, 2015, for the year ended December 31, 2014 and for the nine months ended September 30, 2015

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